                                                                   EXHIBIT 10.64



QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================





                            EFFECTIVE JANUARY 1, 2000

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================


                              QUADRAMED CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            EFFECTIVE JANUARY 1, 2000

                                     PURPOSE

        The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated employees of QuadraMed, a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                             ARTICLE 1 DEFINITIONS

        For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Actuarial Equivalent" shall mean an actuarial equivalent value of an amount payable in a different form or at a different date computed on the basis of (a) the Applicable Mortality Table and (b) the Applicable Interest Rate for the second month prior to the month in which the payment is made or commences. For purposes of the preceding definition, "Applicable Mortality Table" shall mean the "applicable mortality table" described in Code section 417(e)(3), and "Applicable Interest Rate" shall mean the annual interest rate on 30-year Treasury securities as described in Code section 417(e)(3).

1.2     "Beneficiary" shall mean the individual designated, in accordance with
        Article 9, that is entitled to receive benefits under this Plan upon the death of a Participant.


1.3 "Beneficiary Designation Form" shall mean the form established from time to time by the Plan Administrator that a Participant completes, signs and returns to the Plan Administrator to designate a Beneficiary.


1.4     "Board" shall mean the board of directors of the Company.


1.5 "Change in Control" shall mean the first to occur of any of the following events:

        (a) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation;

        (b) a stockholder sale, transfer or other disposition of all or substantially all of the assets of the Company;

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================



        (c) a transfer of all or substantially all of the Company's assets pursuant to a partnership or joint venture agreement or similar arrangement where the Company's resulting interest is less than fifty percent (50%);

        (d) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger;

        (e) on or after the date hereof, a change in ownership of the Company through an action or series of transactions, such that any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the securities of the combined voting power of the Company's outstanding securities; or

        (f) a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of such appointment of election.

1.6     "Claimant" shall have the meaning set forth in Section 8.1.


1.7 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.


1.8     "Company" shall mean QuadraMed, a Delaware corporation.


1.9 "Disability" shall mean a period of disability during which a Participant qualifies for benefits under the Participant's Employer's Executive Group Disability Plan or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Plan Administrator. If the Participant's Employer does not sponsor such a plan or discontinues to sponsor such a plan, Disability shall be determined by the Plan Administrator in its sole discretion.


1.10 "Employer(s)" shall mean the Company and any subsidiaries of the Company that have been selected by the Board to participate in the Plan.


1.11 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.


1.12 "Highest Annual Compensation" shall mean a Participant's annual Compensation that is highest during his or her last ten calendar years of employment (including the annualized compensation for the calendar year in which the event that entitled the Participant to a distribution of benefits under this Plan occurred). For purposes of the preceding definition, "Compensation" shall mean the annual compensation, including bonuses, but excluding

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================


        commissions, overtime, relocation expenses, non-monetary awards, directors fees and other fees and automobile allowances paid to a Participant for employment services rendered to any Employer, and such other nonrecurring payments as may be determined by the Plan Administrator, before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section 125 plans of any Employer.


1.13 "Involuntary Termination" shall mean the Termination of Employment of a Participant who has an employment agreement with an Employer, but only if such Termination of Employment meets the requirements for an involuntary termination of employment under the terms of such employment agreement. Any use of the term "Involuntary Termination" in this Plan shall not apply to any Participant who does not have a currently effective employment agreement with an Employer containing the defined term "Involuntary Termination".


1.14 "Participant" shall mean any employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement and a Beneficiary Designation Form, (iv) whose signed Plan Agreement Form and Beneficiary Designation Form are accepted by the Plan Administrator, (v) who commences participation in the Plan, and
        (vi) whose Plan Agreement has not terminated.


1.15 "Plan" shall mean the Company's Supplemental Executive Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as amended from time to time.


1.16    "Plan Administrator" shall mean the plan administrator described in
        Article 7.


1.17 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Plan Administrator shall govern such entitlement.


1.18 "Plan Year" shall, for the first Plan Year, begin on January 1, 2000 and end on December 31, 2000. For each Plan Year thereafter, the Plan Year shall begin on January 1 of each year and continue through December 31.


1.19 "Preretirement Survivor Benefit" shall mean a benefit that is the Actuarial Equivalent of the Participant's Vested SERP Benefit as of the date of such Participant's death and that is payable monthly to such Participant's Beneficiary in the form of a 20-year installment benefit.


1.20 "SERP Benefit" shall mean a 20-year installment benefit, payable monthly and commencing at age sixty (60), equal to the product of 0.05 multiplied by the Participant's Highest Annual Compensation multiplied by his or her Years of Service (not to exceed 13) multiplied by

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================

        1/12. Notwithstanding the foregoing, if a Participant experiences a Termination of Employment that is an Involuntary Termination other than a Termination for Cause, "SERP Benefit" shall mean a lump sum amount that is the Actuarial Equivalent of a 20-year installment benefit payable monthly and commencing as of the first day of the month following such Involuntary Termination, equal to the product of 0.65 multiplied by the Participant's Highest Annual Compensation multiplied by 1/12.


1.21 "Termination of Employment" shall mean a Participant ceasing to be an employee of all Employers, voluntarily or involuntarily, but shall exclude cessation of employment with all Employers as a result of death or Disability.


1.22 "Termination for Cause" shall have the meaning assigned to such term in a Participant's employment agreement with the Employer, or if the Participant has no such employment agreement, the meaning assigned to such term in the QuadraMed Employee Manual, as such manual may be amended from time to time.


1.23 "Trust" shall mean the trust established pursuant to that certain Master Trust Agreement, dated as of January 1, 2000, between the Company and the trustee named therein, as amended from time to time.

1.24 "Vested" shall mean that portion of a Participant's benefits under this Plan in which the Participant has a nonforfeitable right or vested interest as determined in accordance with Article 3 below.

1.25 "Waiting Period Requirement" shall mean both (i) the attainment of age twenty-one (21) and (ii) a Participant's continued employment for an Employer for one Year of Service, commencing with the Participant's date of hire.


1.26 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hire and that, for any subsequent year, commences on an anniversary of that hire date. Any partial year of employment shall not be counted.


1.27 "Years of Plan Participation" shall mean the total number of full years in which a Participant has been selected to participate in the Plan. For purposes of this definition, a year of Plan Participation shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of Plan participation, commences on the date the Employee commences Plan participation and that, for any subsequent year, commences on an anniversary of that participation date. Any partial year of Plan participation shall not be counted.

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================

                                    ARTICLE 2
                                  ELIGIBILITY

2.1 SELECTION BY PLAN ADMINISTRATOR. Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employers who have met the Waiting Period Requirements. From that group, the Plan Administrator shall select, in its sole discretion, employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected employee shall complete, execute and return to the Plan Administrator a Plan Agreement and a Beneficiary Designation Form. In addition, the Plan Administrator shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 COMMENCEMENT OF PARTICIPATION. Provided an employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Plan Administrator, that employee shall commence participation in the Plan on the date specified by the Plan Administrator. If a selected employee fails to meet all such requirements prior to that date, that employee shall not be eligible to participate in the Plan until the completion of those requirements.

                                    ARTICLE 3
                                    VESTING


3.1     VESTING IN BENEFITS.


        (a) GENERAL. Except as provided in Sections 3.1(b) or 9.4 below, each Participant shall have a nonforfeitable right or vested interest in his or her SERP Benefit according to the following vesting schedule:

                        -------------------------------------------------
                             YEARS OF PLAN          VESTED PERCENTAGE
                             PARTICIPATION
                        -------------------------------------------------
                              Less than 7                   0
                        -------------------------------------------------
                               7 or more                   100%
                        -------------------------------------------------

        (b)    SPECIAL. Notwithstanding Section 3.1(a) above, and subject to
               Section 9.4 below, a Participant, or his or her Beneficiary in the case of a survivor benefit, shall have a nonforfeitable right or vested interest in the Participant's SERP Benefit upon the Participant's death or Disability, upon a Change in Control, or upon the Participant's Involuntary Termination other than a Termination for Cause.

                                    ARTICLE 4
                                    BENEFITS


4.1     ELIGIBILITY FOR BENEFITS.


        (a) TERMINATION BENEFIT. If a Participant experiences a Termination of Employment, then he or she shall be entitled to his or her Vested SERP Benefit.


        (b) DISABILITY BENEFIT. If a Participant suffers a Disability, he or she shall be entitled to his or her Vested SERP Benefit.


        (c) SURVIVOR'S BENEFITS. If a Participant dies prior to the commencement of benefits under this Plan, his or her Beneficiary shall be entitled to receive the Participant's Vested SERP Benefit. If a Participant dies after the commencement of his or her benefits under this Plan, his or her Beneficiary shall be entitled to receive any remaining payments at the time and in the amount they would have been paid to the Participant if he or she had not died.

4.2 PAYMENT OF BENEFITS. Payments of benefits shall be made in the following manner.

        (a) TERMINATION OF EMPLOYMENT. If a Participant's benefits become payable because of his or her Termination of Employment under
                Section 4.1(a), such benefit payments shall commence as of the later of the first day of the month following such Termination of Employment or the first day of the month following his or her attainment of age 55. If such benefits are to be paid or commence other than the month following the month in which the Participant attained age 60, he or she shall receive the Actuarial Equivalent of his or her Vested SERP Benefit. Notwithstanding the foregoing, if a Participant's benefit becomes payable because of a Termination of Employment that is an Involuntary Termination other than a Termination for Cause, his or her SERP Benefit shall be paid in a lump sum as of the first day of the month following such Involuntary Termination.


        (b) DISABILITY, OR DEATH PRIOR TO COMMENCEMENT OF BENEFITS. If a Participant's benefits become payable because of his or her Disability, or because of his or her death prior to the commencement of benefit payments under this Plan, such benefit payments shall commence as of the first day of the month following such Disability or death. If such benefits are to be paid or commence other than the month following the month in which the Participant attained age 60, the Participant, or the Participant's Beneficiary, shall receive the Actuarial Equivalent of his or her Vested SERP Benefit.

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================


4.3     ALTERNATIVE FORMS OF PAYMENT; ELECTIONS.


        (a) LUMP SUM. A Participant or his or her Beneficiary, as the case may be, may elect, at any time at least twelve months before the date he or she commences to receive benefit payments under this Plan, to receive those payments in a lump sum, based on the Actuarial Equivalent of his or her Vested SERP Benefit.


        (b) WITHDRAWAL ELECTION. A Participant or his or her Beneficiary, as the case may be, may elect, at any time after he or she commences to receive benefits payments under this Plan, to receive those payments in a lump sum, based on the Actuarial Equivalent of his or her remaining Vested SERP Benefit less a 10% penalty (as described below) (the net amount shall be referred to as the "Benefit Amount"). No election to partially accelerate benefits shall be allowed. The Participant shall make this election by giving the Plan Administrator advance written notice of the election in a form determined from time to time by the Plan Administrator. The penalty shall be equal to 10% of the Participant's remaining Vested SERP Benefit, determined on an Actuarial Equivalent basis. The Participant shall be paid the Benefit Amount within 60 days of his or her election. Once the Benefit Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan in the future.


        (c) PLAN ADMINISTRATOR DISCRETION. Upon the request of a Participant, the Plan Administrator, in its sole discretion and consistent with its established procedures and rules, may consider other forms of benefit payments, or the timing of benefit payments, as it deems necessary and prudent under the circumstances.


4.4     LIMITATION ON BENEFITS. Notwithstanding the foregoing provisions of this
        Article 4, in no event shall a Participant or his or her Beneficiary receive more than one form of benefit under this Article 4.


4.5 WITHHOLDING AND PAYROLL TAXES. The Employers shall withhold from any and all benefits made under this Article 4, all federal, state and local income, employment and other taxes required to be withheld by the Employer in connection with the benefits hereunder, in amounts to be determined in the sole discretion of the Employers.


                                    ARTICLE 5
               TERMINATION, AMENDMENT OR MODIFICATION OF THE PLAN

5.1 TERMINATION. Each Employer reserves the right to terminate the Plan at any time with respect to its participating employees by the actions of its board of directors. The termination of the Plan shall not adversely affect any Participant or his or her Beneficiary who has a 100% Vested SERP Benefit under the Plan as of the date of termination; provided, however, that the Employer shall have the right to accelerate benefit payments by paying the Actuarial

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================

        Equivalent value of such payments. For all other Participants, upon the termination of the Plan, all Plan Agreements shall terminate and the Actuarial Equivalent of a Participant's accrued SERP Benefit shall be paid out in a lump sum.


5.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to its participating employees by the actions of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict a Participant's then accrued SERP Benefit, determined on an Actuarial Equivalent basis. The amendment or modification of the Plan shall not affect any Participant or his or her Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Actuarial Equivalent value of such payments either in a lump sum or in some other accelerated form of payment.


5.3 TERMINATION OF PLAN AGREEMENT. Absent the earlier termination, modification or amendment of the Plan, the Plan Agreement of any Participant shall terminate upon the full payment of the applicable Vested SERP Benefit as provided under Article 4.


                                    ARTICLE 6
                         OTHER BENEFITS AND AGREEMENTS


6.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant under this Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Employers. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                    ARTICLE 7
                           ADMINISTRATION OF THE PLAN


7.1 PLAN ADMINISTRATOR DUTIES. This Plan shall be administered by a Plan Administrator which shall consist of the Board, or such committee as the Board shall appoint. Members of the Plan Administrator may be Participants under this Plan. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.


7.2 AGENTS. In the administration of this Plan, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to any Employer.

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================

7.3 BINDING EFFECT OF DECISIONS. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.


7.4 INDEMNITY OF PLAN ADMINISTRATOR. All Employers shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Plan Administrator or any of its members.


7.5 EMPLOYER INFORMATION. To enable the Plan Administrator to perform its functions, each Employer shall supply full and timely information to the Plan Administrator on all matters relating to the compensation of its Participants, the date and circumstances of the retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Plan Administrator may reasonably require.


                                    ARTICLE 8
                               CLAIMS PROCEDURES


8.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Plan Administrator a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.


8.2 NOTIFICATION OF DECISION. The Plan Administrator shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:


        (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or


        (b) that the Plan Administrator has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:


                (i) the specific reason(s) for the denial of the claim, or any part of it;


                (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================

                (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and


                (iv) an explanation of the claim review procedure set forth in Section 8.3 below.


8.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Plan Administrator that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Plan Administrator a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):


        (a)     may review pertinent documents;


        (b)     may submit written comments or other documents; and/or


        (c) may request a hearing, which the Plan Administrator, in its sole discretion, may grant.


8.4 DECISION ON REVIEW. The Plan Administrator shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Plan Administrator's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:


        (a)     specific reasons for the decision;


        (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and


        (c)    such other matters as the Plan Administrator deems relevant.


8.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 8 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                    ARTICLE 9
                            BENEFICIARY DESIGNATION


9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================

9.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Plan Administrator or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Plan Administrator, must be signed by that Participant's spouse and returned to the Plan Administrator. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Plan Administrator prior to his or her death.


9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.


9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's spouse shall be the designated Beneficiary. If the Participant has no surviving spouse, the benefits remaining under the Plan shall be forfeited.


9.5 DOUBT AS TO BENEFICIARY. If the Plan Administrator has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Plan Administrator shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Plan Administrator's satisfaction.


9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Plan Administrator from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 10
                                     TRUST


10.1 ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust. The Employers shall transfer over to the Trust such assets, if any, as the Employers determine, in their sole discretion.


10.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================

        all times remain liable to carry out its obligations under the Plan. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Agreement.


                                   ARTICLE 11
                                 MISCELLANEOUS


11.1 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.


11.2 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.


11.3 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.


11.4 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================


11.5 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Plan Administrator by furnishing any and all information requested by the Plan Administrator and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Plan Administrator may deem necessary.


11.6 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.


11.7 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.


11.8 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of California without regard to its conflict of laws principles.


11.9 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.


11.10 NOTICE. Any notice or filing required or permitted to be given to the Plan Administrator under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                            Committee c/o Keith Roberts, Esq.
                            QuadraMed Corporation
                            22 Pelican Way
                            San Rafael, CA 94901

        Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.


        Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================


11.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's Beneficiary.

11.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

11.13 INCOMPETENT. If the Plan Administrator determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Plan Administrator may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

11.14 COURT ORDER. The Plan Administrator is authorized to make any payments directed by court order in any action in which the Plan or Plan Administrator has been named as a party.

11.15 DISTRIBUTION IN THE EVENT OF TAXATION. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Plan Administrator for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Vested SERP Benefit under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

11.16 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any

QUADRAMED CORPORATION
Supplemental Executive Retirement Plan
Master Plan Document
================================================================================

        successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.



           IN WITNESS WHEREOF, E. A. Roskovensky has signed this Plan document on May 12, 2000.


                              QuadraMed Corporation, a Delaware corporation


                              By: /s/ E. A. ROSKOVENSKY
                                 -------------------------------------------
                              Title: Compensation Committee
                                    ----------------------------------------